EXHIBIT 10.7


                                CREDIT AGREEMENT

                                 AMENDMENT NO. 1

                                  By and Among


                        NATIONAL HOME HEALTH CARE CORP.,
                            HEALTH ACQUISITION CORP.,
                          NEW ENGLAND HOME CARE, INC.,
                        ACCREDITED HEALTH SERVICES, INC.,
                        CONNECTICUT STAFFING WORKS CORP.,
                           IMPRESSIVE STAFFING CORP.,
                      NEW JERSEY STAFFING WORKS CORP., and
                MEDICAL RESOURCES HOME HEALTH CORP., as Borrower
                                       and

                             HSBC BANK USA, as Bank



                          Dated: As of October 24, 2003



                     $7,500,000.00 Revolving Credit Facility

                        CREDIT AGREEMENT AMENDMENT NO. 1

      THIS AMENDMENT No. 1 ("Amendment No. 1") to the Credit Agreement (the "Credit Agreement") dated as of October 24, 2001 by and among NATIONAL HOME HEALTH CARE CORP., a Delaware corporation, ("National") HEALTH ACQUISITION
CORP., a New York corporation, NEW ENGLAND HOME CARE, INC., a Connecticut corporation, ACCREDITED HEALTH SERVICES, INC., a New Jersey corporation, CONNECTICUT STAFFING WORKS CORP., a Connecticut corporation ("Original Operating Subsidiaries") is dated as of October 24, 2003 and is made by and among National, the Original Operating Subsidiaries, IMPRESSIVE STAFFING CORP., a New York corporation, NEW JERSEY STAFFING WORKS CORP., a New Jersey corporation AND MEDICAL RESOURCES HOME HEALTH CORP., a Massachusetts corporation ("New Operating Subsidiaries") (National, Original Operating Subsidiaries and New Operating Subsidiaries are hereinafter collectively referred to as "Borrowers") and HSBC BANK USA, a New York banking corporation (the "Bank").

                              W I T N E S S E T H :

      WHEREAS, the Borrower and the Bank entered into the Credit Agreement for purposes of establishing in the Borrower's favor a Revolving Credit Facility in the maximum aggregate principal amount of $7,500,000.00; and

      WHEREAS, the Borrower and the Bank wish to modify certain terms in the Agreement;

      NOW, THEREFORE, in consideration of Ten and 00/100 ($10.00) Dollars and other good and valuable consideration, each to the other in hand paid, receipt thereof being hereby acknowledged, and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                     SECTION I: AMENDMENTS TO THE AGREEMENT

                                    ARTICLE 1
                                   DEFINITIONS

      Section 1.01. Defined Terms: Article 1, Section 1.01 of the Credit Agreement is hereby amended so that the following terms are modified and amended and in some cases added to have the meanings specified below:

      "Amendment Date" shall mean October 24, 2003.

      "Expiration Date" as to Revolving LIBOR Rate Loans and Revolving Prime Rate Loans shall mean Twenty-Four (24) months from the Amendment Date which shall be the date on which the Commitment expires.

      "Revolving LIBOR Rate Note" shall mean the amended and restated promissory note in the form thereof attached hereto as Exhibit A1, made and delivered by the Borrowers pursuant to Section 2.02(b).

      "Revolving Prime Rate Note" shall mean the amended and restated promissory note in the form thereof attached hereto as Exhibit A, made and delivered by the Borrowers pursuant to Section 2.02(b).

      "Security Agreement" shall mean the Security Agreement executed and delivered by National and the Original Operating Subsidiaries in connection with the original closing, dated October 24, 2001, attached to the Credit Agreement as Exhibit B together with the Security Agreement in the form thereof attached hereto as Exhibit B1, executed and delivered by the New Operating Subsidiaries in favor of the Bank with respect to the Collateral pursuant to Section 4.01(f).

                                    ARTICLE 6
                               NEGATIVE COVENANTS

      Article 6 of the Credit Agreement is hereby amended so that the following sections are modified by deleting the entire text thereof and replacing, in lieu thereof, the following text:

      Section 6.01   Financial Condition Covenants:

      (a) Maintenance of Stockholder Equity. Have a Net Loss of One Million Dollars ($1,000,000.00) in any one fiscal quarter or a Net Loss of One Million Dollars ($1,000,000.00), in the aggregate in any series of consecutive fiscal quarters, except that the after tax effect of any payment arising out of the Sunstar Litigation shall not count toward the One Million Dollar ($1,000,000.00) quarterly loss limitation. Notwithstanding any of the foregoing, total consolidated stockholders' equity of National and its Subsidiaries, after giving effect to operating results and all capital transactions, such as dividends or stock buybacks, shall not be less than:

        From 06/06/01             Through 07/30/01          $25,000,000
        From 07/31/01             Through 07/30/02          $28,000,000
        From 07/31/02             Through 07/30/03          $31,000,000
        From 07/31/03             Through 07/30/04          $34,000,000
        From 07/31/04             Through 07/30/05          $37,000,000
        From 07/31/05              and thereafter           $40,000,000

                                    ARTICLE 8
                                  MISCELLANEOUS

      Article 8 of the Credit  Agreement is hereby  amended to add the following
Sections:

      Section 8.18   Full Force and Effect.

      (a) Except as specifically amended above, all other terms of the Agreement, all exhibits thereto, and the "Loan Documents" as defined therein, shall remain the same and in full force and effect. After the effective date of this Amendment No. 1, the term "Agreement" shall mean the Agreement as amended by this Amendment No. 1. All capitalized words and phrases used in this Amendment No. 1 not otherwise defined herein shall have the meaning set forth in the Agreement.

      (b) This Amendment No. 1 shall continue in full force and effect until full payment of all amounts owed with respect to the Agreement, and the Notes as defined in said Agreement, including but not limited to any and all outstanding fees due thereunder, are paid to the Bank in full.

      Section 8.19. Collateral. All of the collateral described in the "Security Agreement" (as defined in the Agreement) shall remain in all respects subject to the lien, charge and encumbrance of said Security Agreement, and nothing herein contained and nothing done pursuant hereto shall affect or be construed to affect the lien, charges or encumbrance of said Security Agreement or the priority thereof over all liens, charges or encumbrances, except as expressly provided herein.

             SECTION II: MISCELLANEOUS PROVISIONS TO AMENDMENT NO. 1

      Section 1.1. Default. Any default by the Borrower in any of the covenants herein made shall, at the option of the Bank or its successors and assigns, constitute a default under said Agreement and the Loan Documents entitling the Bank or its successors or assigns to any or all of the other remedies it or they may have thereunder.

      Section 1.2. Binding. This Amendment No. 1 shall be binding upon Borrower and shall be binding and inure to the benefit of the Bank, its successors and assigns, including any subsequent holder of said Security Agreement.

      Section 1.3. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.


               [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have caused this Credit Agreement Amendment No. 1 to be executed, sealed and delivered the day and year first above written.

                                            NATIONAL HOME HEALTH CARE CORP.

                                            By: /s/ Robert P. Heller
                                                --------------------------------
                                                Name:  Robert P. Heller
                                                Title: Vice President

                                            HEALTH ACQUISITION CORP.

                                            By: /s/ Robert P. Heller
                                                --------------------------------
                                                Name:  Robert P. Heller
                                                Title: Vice President

                                            NEW ENGLAND HOME CARE, INC.

                                            By: /s/ Robert P. Heller
                                                --------------------------------
                                                Name:  Robert P. Heller
                                                Title: Vice President

                                            ACCREDITED HEALTH SERVICES, INC.

                                            By: /s/ Robert P. Heller
                                                --------------------------------
                                                Name:  Robert P. Heller
                                                Title: Vice President

                                            CONNECTICUT STAFFING WORKS CORP.

                                            By: /s/ Robert P. Heller
                                                --------------------------------
                                                Name:  Robert P. Heller
                                                Title: Vice President

                                            IMPRESSIVE STAFFING CORP.

                                            By: /s/ Robert P. Heller
                                                --------------------------------
                                                Name:  Robert P. Heller
                                                Title: Vice President

                                            NEW JERSEY STAFFING WORKS CORP.

                                            By: /s/ Robert P. Heller
                                                --------------------------------
                                                Name:  Robert P. Heller
                                                Title: Vice President

                                            MEDICAL RESOURCES HOME HEALTH CORP.

                                            By: /s/ Robert P. Heller
                                                --------------------------------
                                                Name:  Robert P. Heller
                                                Title: Vice President


                                            HSBC BANK USA

                                            By: /s/ William L. Meli
                                                --------------------------------
                                                Name:  William L. Meli
                                                Title: Vice President

                                ACKNOWLEDGEMENTS


STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF WESTCHESTER      )


      On the ____ day of October, 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared ROBERT P. HELLER personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                  ------------------------------
                                                  Notary Public


STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF WESTCHESTER      )


      On the ____ day of October, 2003, before me, the undersigned, a Notary Public in and for said State, personally appeared WILLIAM L. MELI personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and he acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                                  ------------------------------
                                                  Notary Public